CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Global X Funds of our reports dated January 2, 2024, relating to the financial statements and financial highlights, which appear in Global X Blockchain & Bitcoin Strategy ETF, Global X Silver Miners ETF, Global X Copper Miners ETF, Global X Gold Explorers ETF and Global X Uranium ETF’s Annual Reports on Form N- CSR for the year ended October 31, 2023 and our reports dated January 4, 2024, relating to the financial statements and financial highlights, which appear in Global X DAX Germany ETF, Global X FTSE Southeast Asia ETF, Global X MSCI Argentina ETF, Global X MSCI China Consumer Discretionary ETF, Global X MSCI Colombia ETF, Global X MSCI Greece ETF, Global X MSCI Next Emerging & Frontier ETF, Global X MSCI Nigeria ETF, Global X MSCI Norway ETF, Global X MSCI Vietnam ETF, Global X Dow 30® Covered Call & Growth ETF, Global X Dow 30® Covered Call ETF, Global X Financials Covered Call & Growth ETF, Global X Health Care Covered Call & Growth ETF, Global X Information Technology Covered Call & Growth ETF, Global X Nasdaq 100 ESG Covered Call ETF, Global X Nasdaq 100® Covered Call & Growth ETF, Global X Nasdaq 100® Covered Call ETF, Global X Nasdaq 100® Risk Managed Income ETF, Global X Russell 2000 Covered Call & Growth ETF, Global X Russell 2000 Covered Call ETF, Global X S&P 500 ESG Covered Call ETF, Global X S&P 500® Covered Call & Growth ETF, Global X S&P 500®Covered Call ETF, Global X S&P 500® Risk Managed Income ETF, Global X Disruptive Materials ETF, Global X E-commerce ETF, Global X Guru ® Index ETF, Global X Lithium & Battery Tech ETF, Global X MSCI SuperDividend Emerging Markets ETF, Global X MSCI SuperDividend® EAFE ETF, Global X Nasdaq 100® Collar 95-110 ETF, Global X Nasdaq 100® Tail Risk ETF, Global X Renewable Energy Producers ETF, Global X S&P 500® Catholic Values ETF, Global X S&P 500® Collar 95-110 ETF, Global X S&P 500®Tail Risk ETF, Global X S&P Catholic Values Developed ex-U.S. ETF, Global X Social Media ETF, Global X SuperDividend® ETF, Global X SuperDividend® REIT ETF, Global X SuperDividend® U.S. ETF and Global X SuperIncome™ Preferred ETF’s Annual Reports on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", "Financial Highlights" and “Other Service Providers” in such Registration Statement. Philadelphia, Pennsylvania February 27, 2024